Exhibit 10.  Material Contracts.


The Company's 1985 Stock Option Plan and 1985 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 27, 1985, and the Amendment to The Rouse Company 1985 Stock Option Plan, effective as of May 12, 1994 is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1994.

The Company's 1990 Stock Option Plan and 1990 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 12, 1990, and the Amendment to The Rouse Company 1990 Stock Option Plan, effective as of May 12, 1994, is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1994.

The Company's 1994 Stock Incentive Plan is incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 5, 1994.

The Amended and Restated Supplemental Retirement Benefit Plan of The Rouse
 Company, made as of January 1, 1985 and further amended and restated as of September 24, 1992, March 4, 1994, and May 10, 1995, is attached.

The Contingent Stock Agreement, effective as of January 1, 1996, by the Company in favor of and for the benefit of the Holders and Representatives named therein is incorporated by reference from the Exhibits to the Company's Form S-4 Registration Statement (No. 333-1693).

The Rouse Company Deferred Compensation Plan for Outside Directors (Amended and
 Restated), dated as of May 23, 1996, is attached.

The memorandum of agreement, dated December 19, 1996, between the Company and Mathias J. DeVito, then Chairman of the Board of the Company, is attached.


All documents referred to above may be found in Commission file number 0-1743.

                               THE ROUSE COMPANY

                           DEFERRED COMPENSATION PLAN

                             FOR OUTSIDE DIRECTORS

                             (AMENDED AND RESTATED)



                                    PURPOSE
                                    -------

  The Rouse Company Deferred Compensation Plan for Outside Directors is established (i) to enable an eligible Director to defer receipt of fees otherwise payable by the Company for service in his or her capacity as a Director or as a member of a committee of the Board of Directors and (ii) to provide a program of credits to a Common Stock account for each Director based on his or her period of service as a Director.


                                   SECTION 1
                                  DEFINITIONS
                                  -----------

 In this Plan, the following terms have the meanings stated:

 (a) "Board of Directors" means the board of directors of the Company.

 (b) "Company" means The Rouse Company and any affiliated, subsidiary or successor corporation of or to The Rouse Company.

 (c) "Deferred Compensation" means all compensation earned by a Participant during the period of his or her participation in the Plan for services as a Director or as a member of a committee of the Board of Directors, or so much thereof as a Participant elects to defer. Deferred Compensation does not include amounts payable to a Participant for reimbursement of expenses.

 (d) "Deferred Compensation Account" means an account maintained under this Plan by the Company for each Participant to which Deferred Compensation and additional compensation is credited.

 (e) "Deferred Retainer Account" means an account maintained under this Plan by the Company for each Participant to which Retainer Contributions and, if applicable, an Initial Contribution are made by the Company.

 (f) "Director" means a member of the Board of Directors.

 (g) "Initial Contribution" means an amount credited to a Deferred Retainer Account as provided in Section 4(a)(1)(A).

 (h) "Participant" means a Director who is participating in the Plan as provided in Section 2.

  (i) "Plan" means The Rouse Company Deferred Compensation Plan for Outside Directors (Amended and Restated) as set forth herein and as amended from time to time.

  (j) "Retainer Contribution" means an amount credited to a Deferred Retainer Account as provided in Sections 4(a)(1)(B) and 4(a)(2).


                                   SECTION 2
                           PARTICIPATION IN THE PLAN
                           -------------------------

  A Director who is not an employee of the Company and who is receiving the standard director's compensation:

  (1) shall have a Deferred Retainer Account established for him or her upon being elected as a director, and

  (2) shall, upon giving the Company notice substantially in the form of Exhibit A, have a Deferred Compensation Account established for him or her.


                                   SECTION 3
                         DEFERRED COMPENSATION ACCOUNT
                         -----------------------------

  (a) A Participant's Deferred Compensation shall be credited to his or her Deferred Compensation Account. Effective May 12, 1994, and subject to such rules as the Secretary of the Company, as Plan Administrator, shall establish, a Participant may specify that his or her Deferred Compensation Account shall be treated as if it were invested in any of the investment alternatives that are available under The Rouse Company Savings Plan, as amended from time to time, and such Deferred Compensation Account shall be credited with investment earnings, gains or losses accordingly until the balance in the Deferred Compensation Account has been fully distributed as provided in Section 6. A Participant shall designate in writing to the Secretary of the Company:

   (1) the percentage of his or her compensation as a Director that is to be credited to the Plan as Deferred Compensation; and

   (2) the percentage of Deferred Compensation that is to be credited to each investment alternative elected by the Participant.

  (b) Effective the first day of the next calendar quarter, a Participant may by written notice to the Secretary of the Company substantially in the form of Exhibit B to the Plan change any of the percentages specified in the preceding sentence and reallocate any portion of the investment balances in his or her Deferred Compensation Account.

                                   SECTION 4
                           DEFERRED RETAINER ACCOUNT
                           -------------------------

 (a) A Participant's Deferred Retainer Account shall be credited with the following amounts:

   (1) a Director who is eligible to participate in the Plan on May 23, 1996 shall have credited to his or her Deferred Retainer Account:

    (A) on May 23, 1996, an Initial Contribution equal to $2,750 multiplied by such person's full years of service as a director as of May 23, 1996; and

    (B) on each March 31, June 30, September 30 and December 31 of each year, beginning on June 30, 1996, or on the next succeeding business day if any such day is not a business day, a Retainer Contribution equal to 2 1/2% of the annual director's retainer in effect on such date; and

   (2) a Director who becomes eligible to participate in the Plan after May 23, 1996 shall have credited to his or her Deferred Retainer Account on each March 31, June 30, September 30 and December 31 of each year, or on the next succeeding business day if any such day is not a business day, a Retainer Contribution equal to 2 1/2% of the annual director's retainer in effect on such date.

  (b) With respect to a Director who is eligible to participate in the Plan on May 23, 1996, the value of such Director's Deferred Retainer Account at the time of his or her termination of participation as provided in Section 5 shall be the greater of:

   (1) the value of the Deferred Retainer Account based on the Initial Contribution, any subsequent Retainer Contributions, dividends, other investment earnings, and investment gains or losses, all as provided in Sections 4(a) and 4(c); and

   (2) the present value of the projected retirement benefit of the Director at the time of his or her termination of participation based on the Board of Directors retirement program as in effect immediately prior to May 23, 1996, and utilizing the interest rates and mortality tables that are used to calculate lump sum payments under The Rouse Company Pension Plan as of the date of the director's termination of participation.

  (c) All amounts credited to a Participant's Deferred Retainer Account shall be treated as if they were invested in Common Stock of the Company and shall be credited with dividends and any other investment earnings.

  (d) If the Company's Common Stock changes as a result of stock dividends, split-ups, recapitalization or the like, proportionate adjustments shall be made automatically in the number of shares credited to each Participant's Deferred Retainer Account. If the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation for any reason, including by reason of reorganization, merger, sale or transfer of all or substantially all of the Company's assets to another corporation, or exchange of shares or consolidation, appropriate adjustments shall be made in the number and kind of shares, other securities, or property credited to each Participant's Deferred Retainer Account.

  (e) For purposes of this Section and Section 6, the value of a share of the Company's Common Stock shall be the closing New York Stock Exchange price on the applicable date as reported in The Wall Street Journal (Eastern Edition).
                               -----------------------------------------


                                   SECTION 5
                          TERMINATION OF PARTICIPATION
                          ----------------------------

  (a) Participation in the Plan will terminate if (i) the Participant ceases to be a Director or becomes an employee of the Company or (ii) the Participant dies, whichever event occurs first.

  (b) A Director whose participation in the Plan has terminated under Section 5(a)(i) may elect to participate in the Plan again, provided he or she again becomes eligible to participate under Section 2.


                                   SECTION 6
                DISTRIBUTION FROM DEFERRED COMPENSATION ACCOUNT
                -----------------------------------------------
                         AND DEFERRED RETAINER ACCOUNT
                         -----------------------------

  (a) At the time a Director becomes a Participant in the Plan, with respect to a Deferred Retainer Account, or elects to participate in the Plan, with respect to a Deferred Compensation Account, he or she shall elect the timing of distributions from his or her Deferred Compensation Account or Deferred Retainer Account, as applicable. Such election regarding the timing of distributions may be changed by a Director if federal income tax laws then permit such a new election without affecting the taxability of fees deferred or credited under the Plan. Distributions will commence as provided in (b) and (c) below and will be made in one lump sum or in up to 10 annual installments. If a Director chooses payment in more than one installment, the amount of each installment shall be equal to the amount in the Deferred Compensation Account or Deferred Retainer Account on the date each installment is to be paid, divided by the number of annual installments remaining. The Board of Directors may, in its discretion and notwithstanding any election by the Director to the contrary, accelerate the payment of any or all installments of a Director's Deferred Compensation Account or Deferred Retainer Account once distribution of the Account has begun.

  (b) Except as provided in Section 6(c), distribution from a Director's Deferred Compensation Account or Deferred Retainer Account will commence on the first day of the Director's tax year following termination of the Director's participation in the Plan as provided in Section 5(a) above. Any subsequent installments will be paid on each anniversary date of the initial installment until the Director has been paid the balance of his or her Deferred Compensation Account or Deferred Retainer Account. All distributions from a Director's Deferred Compensation Account or Deferred Retainer Account shall be in cash. Payments to a Director shall be suspended if the Director again becomes a Participant as provided in
Section 5(b) and will be resumed when the Director's participation later ceases.

  (c) If a Director dies before receiving full payment of his or her Deferred Compensation Account or Deferred Retainer Account, the balance of the Deferred Compensation Account or Deferred Retainer Account on the date of his or her death will be paid in cash to the beneficiary or beneficiaries designated by the Director, or, if no designation has been made, to the Director's estate. The unpaid balance will be paid within six months following the death of the Director, regardless of any election by the Director to receive annual installments. A Director may change his or her beneficiary or beneficiaries by written notice to the Secretary of the Company substantially in the form of Exhibit B to the Plan.

                                   SECTION 7
                               NON-ASSIGNABILITY
                               -----------------

  No assignment or transfer by any Director, former Director or his or her legal representative of any interest under the Plan will be recognized (except by designation of a beneficiary under the Plan or by will or the laws of descent and distribution).

                                   SECTION 8
                          OPERATION AND ADMINISTRATION
                          ----------------------------

  The Plan shall be operated under the direction of the Board of Directors and administered by the Secretary of the Company, whose decision on all matters involving the interpretation and application of the Plan shall be final and binding.

                                   SECTION 9
                          AMENDMENT AND DISCONTINUANCE
                          ----------------------------

  The Board of Directors may from time to time amend, suspend or discontinue the Plan; provided, however, that no amendment, suspension or discontinuance of the Plan may reduce any Deferred Compensation Account or Deferred Retainer Account of a Participant or former Participant as of the date of the amendment, suspension or discontinuance or, except with the consent of a Participant or former Participant, result in the payment of amounts in a Deferred Compensation Account or Deferred Retainer Account prior to the time provided in the Plan to a person who is a Participant or former Participant at the time of the amendment, suspension or discontinuance.

 SECTION 10
                                PLAN NOT FUNDED
                                ---------------

  The Plan is not funded. The Company will not reserve or otherwise set aside funds or Common Stock for the payment of amounts in Deferred Compensation Accounts or Deferred Retainer Accounts. Benefits will be paid solely from the Company's general funds and are not secured by any form of trust, escrow or otherwise.

                                   SECTION 11
                                    NOTICES
                                    -------

  All notices and consents shall be in writing, shall be given to the Secretary of the Company and shall, except as otherwise stated in the notice or consent or the Plan, take effect upon receipt.


                                   SECTION 12
                           COPIES OF PLAN; STATEMENTS
                           --------------------------

  Copies of the Plan and any and all amendments will be provided upon request by the Secretary of the Company to the Directors and to any former Participant who has an unpaid balance in his or her Deferred Compensation Account or Deferred Retainer Account, and are available for inspection during normal business hours at the office of the Secretary of the Company. A statement of transactions in a Participant's or former Participant's Deferred Compensation Account or Deferred Retainer Account shall be provided by the Company annually and upon a Participant's or former Participant's request.

  IN WITNESS WHEREOF, the Company has duly executed The Rouse Company Deferred Compensation Plan for Outside Directors (Amended and Restated) as of the 23rd day of May, 1996. The Secretary of the Company has joined herein for the purpose of indicating acceptance hereof.

ATTEST:                                  THE ROUSE COMPANY

____________________________             By:______________________

WITNESS:                                 PLAN ADMINISTRATOR FOR
                                         THE ROUSE COMPANY
                                         DEFERRED COMPENSATION
                                         PLAN FOR OUTSIDE
                                         DIRECTORS


____________________________             By:______________________
                                            Secretary

                               THE ROUSE COMPANY
                           DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS

                    NOTICE OF ELECTION TO DEFER COMPENSATION


  I, a Director of The Rouse Company and/or of affiliated or subsidiary corporations of The Rouse Company (collectively, the "Company"), elect under The Rouse Company Deferred Compensation Plan for Outside Directors (the "Plan") to defer receipt of ___% [specify a percent up to 100%] of my compensation as a Director, as a member of Committees of the Board of Directors of the Company and, if applicable, as Chairman of any Committee of the Board of Directors,
earned after   ____________________, 19__.



  I further elect that such compensation shall be allocated within my Deferred Compensation Account as follows:

   1.    Equity Account - Common Stock --                       ___ %
   2.    TRC 9 1/4% Quarterly Income Preferred
         Securities                                             ___ %
   3.    Long-Term Income Fund --                               ___ %
   4.    T. Rowe Price Prime Reserve
         (Money Market) Fund --                                 ___ %
   5.    T. Rowe Price Spectrum Income Fund --                  ___ %

   6.    T. Rowe Price Spectrum Growth Fund --                  ___ %

   7.    T. Rowe Price New Horizons Fund --                     ___ %

   8.    T. Rowe Price International
         Stock Fund --                                          ___ %
   9.    T. Rowe Price Equity Index Fund --                     ___ %

  10.    T. Rowe Price Small-Cap Value Fund --                  ___ %

  11.    T. Rowe Price New America Growth Fund --               ___ %

  12.    T. Rowe Price Balanced Fund --                         ___ %

  13.    Ariel Growth Fund                                      ___ %

  I elect that all amounts deferred under the Plan, together with accumulated additional compensation, shall be distributed to me in the following manner:

  /  / in one lump sum

  / / in ____ [specify a number between 2 and 10, inclusive] annual installments

 [IF YOU DO NOT WISH AMOUNTS CONTAINED IN YOUR DEFERRED COMPENSATION ACCOUNT TO BE PAID TO YOUR ESTATE UPON YOUR DEATH, PROVIDE THE NAME AND ADDRESS OF ONE OR MORE BENEFICIARIES IN THE FOLLOWING PARAGRAPH.]

  I designate the following person(s) as my beneficiary(ies) under the Plan:

  ____________________________________________________

  ____________________________________________________

  ____________________________________________________


  IN WITNESS WHEREOF, I have signed my name on ______________, 19__.



                               ______________________________
                                         (Signature)

                               THE ROUSE COMPANY
                           DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS

                         NOTICE OF CHANGE OF ELECTIONS


  Effective the first day of the next calendar quarter following receipt by the Company of this Notice of Change of Elections, I elect to make the following changes in my previous elections under the Plan [COMPLETE ONLY THOSE ITEMS AS TO WHICH YOU ARE CHANGING YOUR PREVIOUS ELECTION]:


  A. I elect to defer receipt of ____% [specify a percent up to 100%] of my compensation as a Director, as a member of Committees of the Board of Directors and, if applicable, as Chairman of any Committee of the Board of Directors.


  B. I elect that my director's fees that are deferred in the future shall be allocated within my Deferred Compensation Account as follows:

   1.    Equity Account - Common Stock --                       ___ %

   2.    TRC 9-1/4% Quarterly Income  Preferred Securities --   ___ %

   3.    Long-Term Income Fund --                               ___ %

   4.    T. Rowe Price Prime Reserve
         (Money Market) Fund --                                 ___ %

   5.    T. Rowe Price Spectrum Income Fund --                  ___ %

   6.    T. Rowe Price Spectrum Growth Fund --                  ___ %

   7.    T. Rowe Price New Horizons Fund --                     ___ %

   8.    T. Rowe Price International
         Stock Fund --                                          ___ %

   9.    T. Rowe Price Equity Index Fund --                     ___ %

  10.    T. Rowe Price Small-Cap Value Fund --                  ___ %

  11.    T. Rowe Price New America Growth Fund --               ___ %

  12.    T. Rowe Price Balanced Fund --                         ___ %

  13.    Ariel Growth Fund --                                   ___ %

  C. I elect to reallocate the balances in my Deferred Compensation Account as follows:

   1. Equity Account - Common Stock --            ___ %

   2. TRC 9-1/4% Quarterly Income
      Preferred Securities --                     ___ %

   3. Long-Term Income Fund --                    ___ %

   4. T. Rowe Price Prime Reserve
      (Money Market) Fund --                      ___ %

   5. T. Rowe Price Spectrum Income Fund --       ___ %

   6. T. Rowe Price Spectrum Growth Fund --       ___ %

   7. T. Rowe Price New Horizons Fund --          ___ %

   8. T. Rowe Price International
      Stock Fund --                               ___ %

   9. T. Rowe Price Equity Index Fund --          ___ %

  10. T. Rowe Price Small-Cap Value Fund --       ___ %

  11. T. Rowe Price New America Growth Fund --    ___ %

  12. T. Rowe Price Balanced Fund --              ___ %

  13. Ariel Growth Fund --                        ___ %

  D. I designate the following person(s) as my beneficiary(ies) under the Plan and revoke all previous designations:

  _______________________________________________________

  _______________________________________________________

  _______________________________________________________

  IN WITNESS WHEREOF, I have signed my name on ________________________, 19__.




                                          ______________________________
                                          (Signature)

       December 19, 1996


TO:    Mathias J. DeVito

FROM:  Anthony W. Deering

RE:    Service on Board of Directors
       -----------------------------


       This memorandum is intended to set forth our understanding with regard to your service on the Board of Directors.

   1. You will retire as Chairman of the Board of Directors of The Rouse Company at the February 1997 Board meeting, at which time you will assume the honorary title of Chairman Emeritus. Until your retirement from the Board at age 70 (May, 2001, the "Retirement Date"), you will continue to be Chairman of the Executive Committee of the Board, but you will not be a member of any other standing committee of the Board.

   2. You will remain on the Contributions Committee until such time as I determine that a different composition of the Committee would be desirable, and you will remain Chairman of that Committee until such time as I designate someone to succeed you as Chairman.

   3. You will receive your current Board compensation of $100,000 per year through December 31, 1997. Commencing January 1, 1998 and continuing until your retirement from the Board, you will receive a Board fee of $50,000 per annum which shall be paid in lieu of all Board and meeting fees which would otherwise be payable to you as a member of the Board. This annual fee shall be increased in proportion to any general increase in Board retainers, meeting or committee fees.

If the foregoing accurately sets forth our understandings, please acknowledge by signing below.

                                      By:  /s/ Anthony W. Deering
                                           ----------------------
                                           Anthony W. Deering

ACKNOWLEDGED AND AGREED:



By:  /s/ Mathias J. DeVito
     ---------------------
     Mathias J. DeVito